Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated January 28, 2008 to
Prospectus Dated May 1, 2007, as Amended on September 18, 2007

Resolution of SEC Investigation

The text on Page 9 of the Funds’ Prospectus under the heading “Litigation” is hereby replaced in its entirety with the following:

On January 25, 2008, Heartland Advisors, Inc. (“HAI”), William J. Nasgovitz (President of HAI, President and a director of Heartland Group, Inc. (the “Funds”) and a portfolio manager), Paul T. Beste (Chief Operating Officer of HAI and Vice President and Secretary of the Funds), Kevin D. Clark (Senior Vice President and portfolio manager of HAI) and Hugh F. Denison (a portfolio manager and Senior Vice President of HAI) (HAI, Nasgovitz, Beste, Clark and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of HAI’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and HAI’s disclosures to the Funds’ Board of Directors and investors concerning HAI’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of the Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: HAI and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated January 28, 2008 to
Statement of Additional Information, Dated May 1, 2007, as Amended on September 18, 2007

Resolution of SEC Investigation

The first two sentences in the second full paragraph on Page 52 of the Funds’ Statement of Additional Information are hereby replaced in their entirety with the following

On January 25, 2008, Heartland Advisors, Inc. (“HAI”), William J. Nasgovitz (President of HAI, President and a director of Heartland Group, Inc. (the “Funds”) and a portfolio manager), Paul T. Beste (Chief Operating Officer of HAI and Vice President and Secretary of the Funds), Kevin D. Clark (Senior Vice President and portfolio manager of HAI) and Hugh F. Denison (a portfolio manager and Senior Vice President of HAI) (HAI, Nasgovitz, Beste, Clark and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of HAI’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and HAI’s disclosures to the Funds’ Board of Directors and investors concerning HAI’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of the Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: HAI and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

Amendments to the Funds’ Proxy Voting Policies

In November 2007, the Funds and HAI amended their Statement of Policy Regarding Proxy Voting (the “Statement”) to reflect HAI’s decision to use Glass Lewis & Co.’s electronic delivery platform for voting the Funds’ portfolio securities and to disclose certain other changes to their proxy voting policies. A copy of the Statement is attached to this Supplement as Appendix A. Accordingly, all references to “Institutional Shareholder Services” on page 48 of the Statement of Additional Information shall be replaced with “Glass Lewis & Co.”

Changes to Portfolio Manager Compensation Structure

In November 2007, HGI amended the compensation structure for portfolio managers of the Funds. The discussion of portfolio manager compensation under the heading “Portfolio Managers' Compensation Structure”
contained on pages 44-45 of the Statement of Additional Information is hereby replaced with the following:

Portfolio Managers’ Compensation Structure.

Each of the portfolio managers is a full time employee of Heartland Advisors. Heartland Advisors is responsible for paying all compensation, including various employee benefits, to the portfolio mangers. Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions. On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager’s relevant industry experience, which may be increased each calendar year. Each portfolio manager is also eligible to participate in Heartland Advisors’ 401(k) plan this offered to all Heartland Advisors’ full-time employees.

On an annual basis, a portfolio manager is also eligible to receive the following compensation:

(1) A performance-based incentive, which takes into consideration the one-year and three-year performance of a Fund managed by the portfolio manager that performs in the top 50% of its respective Lipper category. Because each Fund is team managed, Heartland Advisors calculates the total potential pool for this performance-based incentive and generally allocates a portion of this pool to each Fund's management team member on a discretionary basis. This total pool is determined by multiplying a basis point factor (which generally ranges from 1.0 to 4.0 basis points) by the current assets under management of each respective Fund, using a minimum asset base of $250 million, for a Fund's one-year and three-year Lipper performance. The applicable basis point factor is determined based on the Fund's performance in its respective Lipper category for the applicable period; and

(2) A discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the Funds, the manager's contribution to a Fund's day-to-day management, team leadership, organizational development and the profitability of Heartland Advisors.

As an additional incentive, certain portfolio managers who also manage or attract separate advisory client assets for Heartland Advisors are eligible to receive a percentage of the annual advisory fees paid by such advisory clients to Heartland Advisors.

Finally, certain portfolio managers also participate in a phantom stock ownership plan offered by Heartland Advisors' parent company, Heartland Holdings, Inc., under which they are entitled to share in the growth of the value of the firm without actually having stock ownership.

APPENDIX A

Statement of Policy Regarding Proxy Voting
Heartland Group, Inc.
Heartland Advisors, Inc.
(November 2007)

I. INTRODUCTION

The purpose of this Statement of Policy Regarding Proxy Voting (the “Statement”) is to set forth the policies and procedures that are followed to ensure proxies are voted in favor of the beneficial security interests that Heartland Advisors, Inc. (“HAI”) and Heartland Group, Inc. (“HGI”, and collectively with HAI, the “Fiduciaries”), respectively, represent. Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically and revised and interpreted as necessary to remain current both with respect to its general terms and with respect to specific corporate governance matters to be voted upon.

The beneficial security interests represented by the Fiduciaries and hereinafter collectively referred to as “Clients” of the Fiduciaries are:

▪	As to HAI, the interests of its investment advisory clients for which it has accepted proxy voting discretion; and
▪	As to HGI, the interests of the shareholders of its various mutual fund series.

The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by the Investment Policy Committee of HAI and the Board of Directors of HGI at the recommendation of their respective managing principals or officers. Although these policies and procedures are common to HAI and HGI, each shall act independently and solely in the best interests of the respective fiduciary interests they represent in the administration thereof.

This Statement does not apply to those situations where a Client of HAI has retained voting discretion. In those situations, HAI will cooperate with the Client to ensure proxies are voted as directed by the Client. In addition, HAI will also abide by specific voting guidelines on certain policy issues as requested by a particular Client on a case-by-case basis.

II. STATEMENT OF POLICY

In general, proxies shall be voted in a manner designed to maximize the value of the Clients’ investment. In evaluating a particular proxy proposal, the respective Fiduciary will take into consideration, among other things, the period of time over which the voting shares of the company are expected to be held, the size of the position, the costs involved in the proxy proposal, and the existing governance documents of the affected company, as well as its management and operations. Proxy proposals which change the existing status of a company shall be reviewed to evaluate the necessity of the change, and to determine the benefits to the company and its shareholders, but the Fiduciaries’ primary objective is to protect and enhance the economic interests of their respective Clients.

The proxy voting guidelines, attached as Exhibit A, provide a general framework for the manner in which the Fiduciaries’ will vote proxies. These guidelines are not “hard and fast” rules and do not address all matters that may be submitted by companies to a vote of their shareholders. Rather, the guidelines reflect the overall sentiment as to how proxies should be voted with respect to matters commonly submitted by companies for shareholder approval. The Fiduciaries may vote proxies that depart from such guidelines if, in their good faith judgment, doing so is in the best interests of their respective Clients and the value of the Clients’ investments. On matters not covered by the guidelines, the Fiduciaries will vote proxies in a manner believed in good faith to further the value of their Clients’ investments. As corporate governance standards, disclosure requirements and voting mechanics vary greatly among foreign markets in which the Clients may invest, there may be instances in which HAI elects not to vote.

Generally, it is the Fiduciaries’ policy to vote in accordance with management’s recommendations on most issues since the capability of management is one of the criteria used by HAI in selecting stocks, and in recognition of the fact that a board of directors is elected by a company’s shareholders and the management of a company will normally have more specific expertise and knowledge as to the company’s operations. However, when the Fiduciaries believe management is acting on its own behalf, instead of on behalf of the well-being of the company and its shareholders, or when the Fiduciaries believe that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Fiduciaries believe it is their duty to represent the interests of their respective Clients and, as a result, will not vote with management.

III. VOTING PROCEDURES

All proxy proposals shall be voted on an individual basis. Subject to the oversight of its Investment Policy Committee, HAI will designate a proxy administrator responsible for voting proxies. The proxy administrator will monitor and review all proxies to ensure that voting is done in a timely manner. The proxy administrator will match each proxy to the securities to be voted, and will provide the relevant proxy materials to the HAI analyst for the particular company. In general, the HAI analyst for a company shall be responsible for analyzing a proxy proposal relating to that company and determining how votes should be cast by communicating his/her recommendation to the HAI proxy administrator.

In evaluating a proxy proposal, the HAI analyst shall be responsible for considering whether there is any business relationship between the Fiduciary and the company or other facts and circumstances that may give rise to a material conflict of interest on the part of the Fiduciary in connection with voting Client proxies. Instances that may give rise to a material conflict include:

(a)
The Fiduciary may manage a pension plan, administer an employee benefit plan for, or provide other services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the Fiduciary’s relationship with the company.

(b)
The Fiduciary, or an officer, director, employee or representative, may have a business or personal relationship with proponents of a proxy proposal such as participants in proxy contests, corporate directors or candidates for directorship. These relationships could influence the Fiduciary’s proxy voting.

(c)	An employee of the Fiduciary may have a spouse or other relative who serves as a director, executive, manager or employee of a company. This personal relationship may cause a conflict.

(d)	An inherent conflict also exists with any proposal requiring a proxy vote that influences the revenue received by the Fiduciary.

In general, if the HAI analyst determines that a material conflict of interest may exist, the proxy shall be referred to the HAI Investment Policy Committee who shall, based on the advice of legal counsel, determine whether the proxy may be voted by the Fiduciary or referred to the Client (or another fiduciary of the Client) for voting purposes.1

From time to time, HAI may also engage a third party service provider (who is independent of HAI and HGI), such as Glass, Lewis & Co., to perform research and make recommendations to HAI as to a particular shareholder vote being solicited. HAI is under no obligation to follow any such recommendation, but will take it under consideration when reviewing the proposal being solicited. Before engaging such third party service provider, HAI will take reasonable steps to verify that the service provider is independent of HAI and HGI based on all of the relevant facts and circumstances. In addition, before engaging such third party service provider, HAI must be satisfied that the service provider can make impartial proxy voting recommendations that are in the best interests of the Clients. If the third party service provider is in the business of providing corporate guidance advice to companies in addition to making proxy voting recommendations to investment advisers, HAI will implement procedures that require such firm to disclose any relevant facts concerning that firm’s relationship with a company whose voting securities are held by Clients, such as the amount of compensation that the firm receives from the company. Such procedures may also include a thorough review of the service provider’s conflict procedures, their adequacy and the effectiveness of their implementation and/or other means reasonably designed to ensure the integrity of the proxy voting process. HAI will then use that information to determine whether that firm can make proxy voting recommendations in an impartial manner and in the best interests of the Clients, or whether HAI needs to take other steps and seek other input on how to vote the proxies.

When possible, voting will be conducted electronically through the Glass Lewis & Co. electronic delivery platform (“Glass Lewis”). For each proposal with respect to which a vote is cast, a hard copy of the signed ballot and a print out of the accounts for which votes were cast shall be retained for six months following the calendar year in which the vote was cast. In addition, an electronic voting record shall be maintained by Glass Lewis that shall include the same information, as well as a brief statement of the voting issue and a statement as to how the Fiduciary voted. A hard copy and/or the electronic record shall be maintained for seven calendar years. The Fiduciaries shall also maintain any other books and records required by applicable law.

1 In the case of HGI, if the Investment Policy Committee determines that the proxy should not be voted by the officers of HGI, the proxy shall be submitted to the Audit Committee of HGI (or its designee) to determine how the proxy should be voted.

With regard to proxies voted on behalf of the Heartland Family of Mutual Funds, the Fiduciaries shall comply with the disclosure and filing requirements set forth in Investment Company Act Release IC-25922, including filing of Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

Upon request by a Client or the Board of Directors of HGI, HAI shall provide information concerning the voting of proxies on behalf of that Client or the Heartland Funds, respectively. Copies of this Statement of Policy also shall be made available upon request.

EXHIBIT A
Proxy Voting Guidelines
A. Board Items
Subject	Vote
Election of Directors
FOR nominees in an uncontested election, except that votes may be withheld from a director who:
•  Attended less than 75% of board and/or committee meetings without a valid business reason for the absences;
•  Serves on a committee when the committee’s actions are inconsistent with other guidelines (e.g. excessive option grants, substantial non-audit fees, or lack of board independence);
•  Receives compensation from the company for services other than serving as a director; or
•  Has other known positions that create a conflict of interest

Majority of Independent Directors	FOR proposals that require a majority of the board and/or board committees to be independent
Independent Chairperson (Separate Chairperson/CEO)	FOR proposals that require an independent member act as chairperson of the board
Independent Committees	FOR proposals that require all members of the Audit, Nominating and Compensation Committes to be independent
Board Size
•  FOR proposals that seek to fix or designate a range for the board size
•  AGAINST proposals that give management the ability to alter the board size outside a specified range without shareholder approval

Declassification of Board	FOR
Classification of Board	AGAINST
Removal of Directors	• AGAINST proposals that provide that directors may be removed only for cause • FOR proposals to restore shareholder ability to remove directors with or without cause
Filling Vacancies	• FOR proposals that permit shareholders to elect directors to fill board vacancies • AGAINST proposals that provide that only continuing directors may elect replacement board members
Term Limits	AGAINST shareholder proposals to limit the tenure of outside directors
Age Limits	AGAINST shareholder proposals to impose a mandatory retirement age for outside directors

B. Capital Structure and Voting Related Items
Subject	Vote
Poison Pills
•  FOR shareholder proposals that request a company submit a poison pill to shareholder vote
•  AGAINST management proposals to adopt or ratify a poison pill which limit a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors

Supermajority Voting	AGAINST proposals that require a supermajority shareholder vote
Cumulative Voting	AGAINST proposals that allow shareholders votes that are disproportionate to their economic investment in the company
Confidential Voting	FOR
Dual Class Stock	AGAINST proposals to create a new class of common stock with superior voting rights.
Common Stock Authorization	Reviewed on a case-by-case basis when a proposal seeks to increase the number of common stock shares authorized for issuance
Repurchase Programs	FOR proposals to institute share repurchase plans

C. General/Administrative Items
Subject	Vote
Ratify Auditors
FOR, unless:
•  The auditor is performing non-audit work for which it receives fees that are deemed excessive in relation to the fees paid for audit work; or
•  The auditor otherwise has a significant professional or personal relationship with the company that compromises the audit firm’s independence

Social, Political and Environmental Issues
Review on a case-by-case basis; however, typically vote with management with regard to social, political or environmental concerns that may have an effect upon the economic success of the company, as management is in the best position to assess the impact on the company and the value of its securities

Adjourn Meeting	AGAINST, absent compelling reasons to support
Transact Other Business	AGAINST proposals to approve such other business that may be raised during a meeting
Right to Call Meetings	FOR proposals that permit shareholders to call special meetings of the board

D. Compensation Items
Subject	Vote
Stock Plans in Lieu of Cash	FOR plans that allow participants to take all or a portion of their cash compensation in the form of stock
Stock Ownership Requirements	FOR proposals that require senior executives to hold a minimum amount of common stock of the company
Stock Options and Incentive Compensation
•  FOR proposals that require stock acquired through an option exercise to be held for a certain period of time
•  AGAINST the re-pricing or replacement of stock options without shareholder approval
•  AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant
•  AGAINST annual option grants in excess of 2% of shares outstanding
•  AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding
•  AGAINST proposals that include automatic share replenishment (“evergreen”) features

Executive Severance Agreements (“Golden Parachutes”)	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)
Employee Stock Ownership Plans	FOR where the plan provides for a minimum stock purchase price that is equal or greater than 85% of the stock’s fair market value